FIRST SUPPLEMENTAL PROSPECTUS DATED 2 NOVEMBER 2005

DIAMONDS® TRUST, SERIES 1
(A Unit Investment Trust organized in the United States)

A copy of this First Supplemental Prospectus has been lodged with the Monetary Authority of Singapore on 2 November 2005 who takes no responsibility for its contents.

This First Supplemental Prospectus is supplemental to the Prospectus dated March 1, 2005 (the "Prospectus") relating to DIAMONDS® TRUST, SERIES 1 which was registered with the Monetary Authority of Singapore on March 1, 2005.

This First Supplemental Prospectus should be read and construed in conjunction with and as one document with the Prospectus. Terms defined and references construed in the Prospectus shall have the same meaning and construction in this First Supplemental Prospectus.

The Prospectus is hereby amended as follows:

The final paragraph found at page i. of the prospectus is hereby deleted and substituted with the following new paragraph:

"Dow Jones Industrial AverageSM", "DJIA®", "Dow Jones®", "The Dow®" and "DIAMONDS®" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a "License Agreement" with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and the American Stock Exchange LLC pursuant to separate "Sublicenses." DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

The first two paragraphs under the heading "License Agreement" found at page 44 of the prospectus are hereby deleted and substituted with the new paragraphs:

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC ("SSGM"), an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS.

None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of DIAMONDS is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Dow Jones", "DIAMONDS", "The Dow", "DJIA" or "Dow Jones Industrial Average" or to use the DJIA except as specifically described herein or as may be specified in the Trust Agreement.